Annual Report




                                                   [LOGO]
                                              THE GABELLI
                                        EQUITY TRUST INC.








                                December 31, 1996

                                           [LOGO]
                                      THE GABELLI
                                EQUITY TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

Investment Objective:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                   This report is printed on recycled paper.

To Our Shareholders,

                                                                         [PHOTO]
                                                                MARIO J. GABELLI
                                                                          [LOGO]
                                                                     THE GABELLI
                                                               EQUITY TRUST INC.

     In the fourth quarter of 1996, we experienced one of the most breathtaking rallies in stock market history. Investors saw the Clinton victory, combined with the Republicans retaining control of Congress, as the best of all possible worlds and poured money into equities. Blue chip stocks led the post-election charge, with the Standard & Poor's 500 Index (S&P 500) and the Dow Jones Industrial Average (DJIA) surging to record levels. This strong fourth quarter capped a second great year for U.S. equities, concluding one of the best two-year periods in history.

     During the fourth quarter ended December 31, 1996, the Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value per share increased 3.2% to $9.77, after adjusting for the $0.25 distribution on December 27, 1996. This compares to the 8.3% return in the unmanaged Standard & Poor's 500 Composite Stock Price Index ("S&P 500") for the quarter. For the twelve months ended December 31, 1996, the Equity Trust's net asset value increased 9.0% after adjusting for all distributions. The S&P 500 was up 23.0% for the same period.

     Since inception on August 21, 1986 through December 31, 1996, the Equity Trust's net asset value has achieved a 257.7% total return, which equates to a 13.1% average annual return. The five- and ten-year average annual returns were 13.0% and 13.5%, respectively.

     The Equity Trust's common shares ended the quarter at $9.375 per share on the New York Stock Exchange, an increase of 4.1% for the quarter. For the twelve months ended December 31, 1996, the common shares are up 11.0%, after adjusting for all distributions.

What We Do

     We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

     In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                   [Pyramid Depicting Investment Philosophy]

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

BARRON'S 1997 Roundtable

     We thought we would share with you excerpts from BARRON'S 1997 Roundtable interview with our Chief Investment Officer. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.

--------------------------------------------------------------------------------

                       ===================================
                                    BARRON'S
                                   ROUNDTABLE

                                       o

                                  MARIO GABELLI
                               ARCHIE MACALLASTER
                                    JOHN NEFF
                                  MARC PERKINS
                                  MICHAEL PRICE
                                   JIM ROGERS
                                  OSCAR SCHAFER
                             CARLENE MURPHY ZIEGLER
                                  FELIX ZULAUF
                       ===================================
                       (the following has been excerpted:)

                                 Playing Themes

            Our panelists scour the globe for underappreciated stocks

Barron's 1997 Investment Roundtable features an avalanche of ideas - mega-cap and micro-, foreign and domestic, straight equity and derivative - about profitable ways to engage with the markets this year. This first of three Roundtable installments is a distillation of the mid-section of our marathon Jan. 6 gabfest. And it's dominated by the four panelists we put on the stockpicking hot seat during that stretch: Felix Zulauf, Mario Gabelli, Carlene Ziegler and Mike Price (in the order that we grilled them). But it includes, too, considerably more than two cents' worth of (frequently contrary) opinions from the other five stalwarts who graced the table.

     The stocks Felix, Mario, Carlene and Mike came prepared to talk about range from a play on the Polish economy (no kidding) to a little company that's tearing up the ski slopes; from restructuring stories to consolidation dreams. Then there's Mario's "Hall of Shame," and even one single solitary short - but it does encompass an entire market.

     So what are they? For all the juicy details, read the Q&A that follows these brief bios of the knights of the Roundtable who take their stockpicking turns in this issue.

                                                            - Kathryn M. Welling

Mario Gabelli: Iconoclastic, irrepressible, ingenious and indefatigable. The erstwhile auto analyst from the Bronx is chairman and chief investment officer of Gamco Inc., the money-management firm otherwise known as Gabelli Asset Management. Mario is also chairman of Gabelli Funds Inc., the adviser to the Gabelli family of mutual funds.

PART 1: Outlook on the Economy and Stock Market

Q: Mario, what kind of economy do you see?

Gabelli: Oh, 1997 should be another good year, with GDP up about 2% to 3%. We talked a year ago about seeing the early part of a global recovery in `97, but that seems a little further off now. Still, with the currency changes taking place, you could see a pretty decent economy in the second half in Germany and France. Hungary, Poland, the Czech Republic are reasonably strong. Latin America's reasonably good. Southeast Asia, ex-Japan, and the 3.5 billion new consumers around the world, have a pretty good appetite for American goods. Overall, the export side of the house - even with the recent strength of the dollar vis-a-vis the yen and the mark - should be decent. The

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outlook for '98 is not clear. But for '97, I'm in the 2% inflation camp, trickling up to 3% to 3 1/2% by year-end, and I see long interest rates backed up to a level of stability around 6 3/4% to 7 1/4%.

Q: Everyone always says that.

Gabelli: No. A year ago, long rates were 6.05%, and I argued they would back up to 6 1/2% to 6 1/4% - as they have.

Q: Mario, what's in store for the stock market ?

Gabelli: I don't see the market helped by rate changes. Profits, I see up 7%, more or less. So I don't see any gremlins there, though I watch for them. Earnings surprises are clearly the wild card for the market. Valuations are not outrageously high. The flow of funds is incredibly positive. The net inflow into mutual funds in '96 was about $200 billion, compared with $100 billion net in '95. Corporate buybacks announced were about $130 billion in '96. Only completed about $30 billion. But even that is a big number. Corporate dividends were about $100 billion. There are a couple of other elements. The buying of U.S. stocks by non-U.S. holders I see accelerating. So I see the money flow into mutual funds continuing, though it's hard to make the case that it will go up at a higher incremental rate.

     But the big number is not any of those. It is acquisitions. In 1996, we announced $1 trillion on a global basis, $659 billion in the U.S. So whatever we see in mutual fund inflows, dividends, buybacks, net foreign investments will be a paltry number relative to transactions, many of which are for cash.

Q: Isn't that circular? One reason you've had this M&A boom is that the stock market is so high. If it were to drop off for some reason, mergers would, too.

Gabelli: No. In 1995, there were $200 billion in cash deals, retiring shares and putting cash in investors' hands. In 1996, I don't have the final number. Counterbalancing that, last year there was about $48 billion raised in IPOs, which take cash out of the market and put shares in. And another big chunk of cash left the U.S. in `95 to go into foreign markets. But that is a loop. In 1997, that flow of funds is still going to be enormously powerful. Deals will be at an all-time record. Whether, as you saw Gillette do with Duracell, paper will be swapped for paper, or whether cash is exchanged for paper, it's all recycled. I would guess the entire world did $1.2 trillion worth of deals in 1996. In 1997, you are going to see more Boeing/McDonnells. Megadeals like Philip Morris buying Pepsi-Cola. American Express and someone. GTE buying British Telecom.

Q: In any event, is your point that this is going to keep the stock market going up?

Gabelli: Let me keep going. I don't think 1997 is going to be a year in which "three-peats" happen. The Lakers and the Celtics and the Bulls may have been able to do it. But I don't think the market is going to make it three championship seasons in a row. So 1997, even with its powerful flow of funds, will not see another big uplift. However, in light of the powerful flow of funds and all the deal activity, it's going to be a fertile year to get in front of themes like the consolidations in certain industries.

Q: Utilities?

Gabelli: They're one example. Banks. Brokers. Money managers. There's an incredible consolidation going on in the money-management business!

Q: Does lightning strike twice?

Gabelli: Hit me!

Q: So it will be a terrible market year except for investors?

Gabelli: I didn't say "terrible." I am not where John is, down 15% to 20%.

Neff: I said zip, though, for the year.

Gabelli: That's where I am, as well, for the whole year. More volatility in the market. The flow of funds is so powerful that it doesn't allow a material downdraft from here. At the same time, the places you make money are in spinoffs, split-ups, corporate transactions. On March 14, 1994, when GE went after Kemper, I said that signaled a third wave of takeovers. Each year since, we have seen progressively more, and 1997 is going to be the year of the global behemoths. Scale economics on a global basis are at work. When you see British Telecom buying MCI and then you see GTE thinking about buying British Telecom, it's just phenomenal. The Boeing/McDonnell Douglas and Gillette/Duracell are just a taste of what you will see. And when you have a stock that's up 20 points in a day, you're going to say, "Hey, what else can I buy that's going to be bought?" You are going to have all the speculative fervor of 1986-87, or 1968-69. Whenever Charlie Bluhdorn was around and Jimmy Ling.

                                                        Reprinted by Permission.

                                     The views expressed in this article reflect
                                        those of the portfolio manager as of its
                                                    writing. The manager's views
                                      are subject to change at any time based on
                                                    market and other conditions.

--------------------------------------------------------------------------------

Let's Talk Stocks

     The following are stock specifics on selected holdings of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Company (AXP - $56.50 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and travel-related services. Another important operation is Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) which sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the


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range of merchants who welcome its cards. Management's objective is virtual parity with bankcard networks. Last July, the company joined forces with Microsoft to start an on-line corporate travel service. Additionally, the company has launched Financial Direct, a financial services operation that provides self-directed, on-line trading. We believe that American Express has been repositioned to enjoy double-digit earnings growth over the balance of this decade.

Chris-Craft Industries, Inc. (CCN - $41.875 - NYSE), through its 76% ownership of BHC Communications, Inc., is primarily a television broadcaster. BHC owns and operates UPN-affiliated TV stations in New York (WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 58% of United Television, Inc., which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. BHC had owned 100% of United Paramount Network (UPN), but Viacom exercised its option to purchase 50% of UPN for $160 million, which is equal to about one-half of UPN's operating losses to date. With about $1.5 billion in cash and marketable securities, the Chris-Craft complex is strongly positioned to expand its operations. CCN's station group covers almost 20% of U.S. TV households.

                        --------------------------------
                             Chris-Craft Industries
                        --------------------------------
                          76%
                        --------------------------------
                               BHC Communications
                        --------------------------------
                          58%
                        --------------------------------
                                United Television
                        --------------------------------

Deere & Company (DE - $40.625 - NYSE) is the largest manufacturer of farm equipment in the world. The company's products include tractors and planting, harvesting and crop handling equipment. With bountiful harvests, farm income should show substantial increases in 1997. Global demand for U.S. wheat and other crops should further boost farm income. With raw material costs under control, Deere's near-term earnings should be impressive. Long-term prospects for farm equipment manufacturers like Deere are enhanced as incomes, diets and standards of living improve overseas. Since the U.S. government no longer restricts plantings, additional land is likely to be cultivated by the nation's farmers.

General Motors Corporation (GM - $55.75 - NYSE), the world's largest auto manufacturer, is materially undervalued. Its North American operations have been profitable for two years. International profits continue to grow. With Jack Smith at the helm, GM is improving the style and quality of its cars, rationalizing its production processes and greatly reducing its costs. The company is poised to outsource more of its parts, realizing lower labor costs and better quality components. Peak earnings power is likely to exceed $12 per share. A reorganization of GM along the lines of ITT and AT&T becomes an intriguing possibility.

GTE Corporation (GTE - $45.50 - NYSE) is the fourth-largest publicly-owned telecommunications company in the world. The company owns the largest non-Bell telecommunications system, serving 20 million access lines in 30 states. GTE is the nation's fourth-largest provider of wireless services, with a controlling interest in cellular and personal communications services (PCS) markets covering more than 60 million people. Roughly 25% of earnings are derived from non-telephone businesses growing at more than 20% per year. Chairman Charles Lee is structuring the company for accelerated growth.

Pittway Corporation (PRY - $52.125 - NYSE; PRY'A - $53.50 - NYSE) has undergone significant changes over the past few years, selling or spinning off businesses representing half its sales volume and over 60% of its income. The company has two remaining core businesses: manufacturing and distributing professional burglar and fire alarm equipment and publishing trade magazines and directories. Its Ademco Security Group, approximately 75% of revenues, is growing rapidly. Penton Publishing is emerging from years of difficult operating conditions and operating margins are showing improvement. Pittway is also involved in real estate and other promising ventures, including a 37% interest in Cylink (Pittway owns 8.9 million shares), a leading manufacturer of encryption equipment, and a 4.5% equity interest in U.S. Satellite Broadcasting (Pittway owns 4.2 million shares), a direct-to-the-home (DTH) satellite broadcast company. PRY now has its securities listed on the New York Stock Exchange.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $76.50 - NYSE) is the Brazilian government-controlled monopoly telecommunications holding company consisting of 28 subsidiaries serving 13.9 million telephone lines and 2.1 million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than four times our estimate of 1996 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. The company is benefiting from an improved rate structure which allows the company to recoup inflation-related cost increases on a more consistent basis.


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Time Warner Inc. (TWX - $37.50 - NYSE), having completed its acquisition of
Turner Broadcasting, is the world's largest diversified media and publishing company. The combined companies will have more than $21 billion in revenues and control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, and Time magazine. Under the leadership of Chairman Gerald Levin and Vice-Chairman Ted Turner, Time Warner is now focused on reducing debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with U.S. West Media Group. Time Warner's holiday film, Space Jam, starring Michael Jordan and Bugs Bunny was a hit at the box office.

United Television, Inc. (UTVI - $86.125 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. Its stations cover approximately 6% of the U.S. population. UTVI is a 58%-owned subsidiary of BHC Communications. Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will magnify EBITDA growth going forward. Our 1996 PMV is estimated at $126 per share, $23 of which is cash. UTVI's PMV is expected to approach $170 by the year 2000.

Viacom Inc. (VIA - $34.50 - ASE; VIA'B - $34.875 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company has divested its cable systems subsidiary in a transaction with Tele-Communications, Inc. which has reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

SHAREHOLDER QUESTIONS AND COMMENTS

     Clearly our shareholders want to talk to us. During 1996, we received 4,412 telephone calls, 340 letters and 45 e-mails. The following are common questions and/or situations that you may have about the Equity Trust. Shareholders who hold their shares in "Street Name" with a brokerage firm should contact their broker regarding account specific questions.

When do I write to the Equity Trust?

     You may write directly to the Equity Trust at One Corporate Center, Rye, NY 10580-1434. You may also call us directly at (914) 921-5070 or e-mail us at closedend@gabelli.com. Marc Diagonale, Vice President, Investor Relations, has worked with the Equity Trust since May 1994. Prior to that he was a client services representative for Gabelli & Company, Inc. Marc holds an MBA from New York University and a B.A. from Georgetown University. Marc is available to assist you with any questions you may have about the Equity Trust, including the following:

[PHOTO OF MARC DIAGONALE]

          How may I buy more shares?
          What has the Equity Trust paid out in dividends?
          I have a question about the portfolio/investment style.
          How has the Equity Trust performed? What have the returns been? I have a question about rights offerings.
          I have a question about my account value.
          I would like a printout of the history of my account.
          I have a question about taxes.
          I would like my dividend check mailed directly to my bank.
          How do I reinvest my dividends?

10% Distribution Policy

     The Equity Trust continues to maintain its 10% distribution policy. Pursuant to this policy, the Equity Trust distributed $0.25 per share on December 27, 1996, bringing the total for the year to $1.00 per share. We would now like to review specific questions on dividends that have been raised by our shareholders.


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

Dividend Policy - Recast Again in a Q & A Format

HISTORY

Q.   Why does the Gabelli Equity Trust pay dividends?

     A mutual fund pays dividends to satisfy one of the requirements to qualify as a Regulated Investment Company. To avoid paying income tax at the corporate level, a mutual fund, whether open-end or closed-end like the Gabelli Equity Trust, must distribute at least 90% of its ordinary income and realized capital gains but will generally distribute all of its income for the year and thereby act as a conduit. As a Regulated Investment Company, the tax benefits of net long-term capital gains can be passed through to shareholders.

Q.   What is the history of the Equity Trust's dividends?

     The Fund paid out only its income and capital gains through 1988. In August of 1988, in response to the discount which persisted early in the Equity Trust's life, we instituted our 10% Distribution Policy. Since then, the Equity Trust has paid distributions equivalent to 10% of its average net assets every year. The following charts summarize the total distributions made or declared by the Equity Trust on an aggregate basis and each year since inception. Stated another way, our Fund has paid out $846.6 million or $11.27 per share from inception -- an exceptional run considering we started with $374 million on August 21, 1986.

 [The following table was represented as a line graph in the printed material]

                            Cumulative Distributions
                   December 31, 1986 through December 31, 1996

                              Distributions by Year

      1987        1988       1989        1990        1991(a)      1992(b)       1993(c)       1994(d)       1995(e)       1996
      ----        ----       ----        ----        -------      -------       -------       -------       -------       ----
     $1.082       $0.55      $1.31       $1.18        $1.09        $1.06         $1.11         $1.89         $1.00        $1.00

(a) On October 21, 1991, the Fund distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
(b) On September 28, 1992, the Fund distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(c) On July 14, 1993, the Fund distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(d) On November 15, 1994, the Fund distributed shares of the Gabelli Global Multimedia Trust Inc. valued at $0.80625 per GAB share.
(e) On October 19, 1995, the Fund distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(f)  Does not include value of rights distributed.

Q.   What are the details of the 10% payout policy?

     The Equity Trust currently pays out 10% of its average net asset value per share. The Fund's normal policy is to make quarterly distributions of $0.25 per share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution. The amount is equal to the greater of 10% of the average of the net asset value per share of the Fund as of the last day of the four preceding calendar quarters or the taxable income requirements of the Internal Revenue Code.

CAPITAL GAINS AND NON-TAXABLE DISTRIBUTIONS

Q. How will the long-term capital gains be distributed this year and going forward?

     After the 1995 dynamics, your Board of Directors authorized the Fund to file an exemptive request with the Securities and Exchange Commission to allow the Fund to distribute long-term capital gains more frequently than once per year. This exemption was granted on October 15, 1996, and now the Fund can distribute capital gains up to four times per year. This allows the Directors to maintain the Fund's regular quarterly distribution schedule and allocate capital gains to prior quarterly distributions. From a "tax" point of view, the capital gains earned through December may be allocated to prior quarterly distributions within the year, if necessary.

Q.   What did the Fund do with capital gains prior to 1990?

     In 1988 and 1989, the Fund elected to retain net realized long-term capital gains and pay the appropriate taxes thereon. However, we found the bookkeeping under this procedure cumbersome and in response to our shareholders' comments, eliminated this practice.

Q. Why are a portion of the distributions sometimes classified as non-taxable distributions?

     In the event the Fund distributes cash over and above net investment income and realized capital gains for any year, the cash we shareholders receive may be viewed as a tax-free return of capital. In this instance, shareholders pay no tax and reduce their cost basis by the amount of the distribution equal to the return of capital.

DIVIDEND REINVESTMENT

Q.   How do I reinvest my dividends?

     All directly registered shareholders are eligible to participate in the Fund's Automatic Dividend Reinvestment Plan which gives the shareholder the option of having all distributions reinvested. Distributions will be reinvested automatically unless the shareholder elects to receive cash. Distributions to shareholders who hold their shares in "street name" with a broker are reinvested by the broker in additional shares under the plan, unless the election is made to receive distributions in cash.

Internet

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at closedend@gabelli.com.

In Conclusion

     If we may borrow former N.Y. Knicks and current Miami Heat coach Pat Riley's trademarked expression, we don't think the market will "three-peat" in 1997. We see less risk and higher return potential in selected small- and mid-cap stocks, which are priced much more reasonably than the large cap growth stocks that benefited most from the "irrational exuberance" that so concerns Fed Chairman Greenspan. Corporate restructurings of every variety from mergers to asset sales and spin-offs will provide a tailwind for value oriented investors.

     We remind ourselves and our shareholders that investing is not a sprint but a marathon. The swift hare may shine during many stages. But the tortoise, who carries the heavy protective shell of fundamental discipline, will triumph in the end. We will continue to do what we do best: work hard to identify fundamentally undervalued companies that will, over the long term, provide consistently attractive investment returns.

     Best wishes for a financially successful 1997!

                                   Sincerely,

                                   /s/Mario J. Gabelli
                                   Mario J. Gabelli
                                   President and Chief Investment Officer

February 3, 1997

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         Quarter Ended December 31, 1996
                                   (Unaudited)

                                                Shares/        Ownership at
                                               Principal       December 31,
                                                 Amount           1996
                                              -----------      -----------
NET PURCHASES

    Common Stocks

Ackerley Communications, Inc. (a)                  12,700           21,000
Albertson's, Inc.                                  50,000           50,000
Automatic Data Processing, Inc.                   100,000          100,000
Aztar Corporation                                  30,000           30,000
Biogen, Inc. (a)                                    6,500           13,000
Brau und Brunnen                                    8,000           18,000
Cablevision Systems Corporation,
  Class A                                          66,500          179,500
Centennial Cellular Corp., Class A                 63,000           83,000
Coltec Industries Inc.                             30,000          400,000
Commerzbank AG, Sponsored
  ADR (a)                                          18,000           36,000
Crane Co. (b)                                      33,075          105,000
CTS Corporation                                     5,000           80,000
CUC International Inc. (b)                          6,625           25,000
Department 56, Inc.                                10,000           10,000
EG&G Inc.                                           2,500           20,000
El Paso Natural Gas Company (c)                     7,440             --
Gaylord Entertainment Company,
  Class A                                          27,500          185,000
Gerber Scientific, Inc.                            20,000          100,000
Giant Food Inc., Class A                           20,000           80,000
Gray Communications Systems,
  Inc                                              20,500           20,500
HSN, Inc.                                          24,000           24,000
International Family Entertainment,
  Inc., Class B                                   234,205          500,000
ITT Industries Inc.                                10,000          160,000
Liberty Corporation                                 2,000           55,000
Lillian Vernon Corporation                         19,400           59,400
Lucent Technologies Inc. (d)                       25,000           25,000
Newport News Shipbuilding Inc. (c)                 16,000           16,000
Novartis AG, ADR (e)                               54,000           54,000
Paxson Communications
  Corporation, Class A                             55,000          100,000
Pegasus Gold Inc.                                  40,000          120,000
Pittway Corporation                                21,500           89,000
Quaker Oats Company                                 5,000          185,000
Royce Value Trust, Inc. (f)                         2,342           45,942
Sequa Corporation, Class A                          2,500           62,000
TCI Satellite Entertainment Inc.,
  Class A (g)                                      47,000           47,000
Tele-Communications International,
  Inc., Class A                                    10,000           50,000
Thomas Industries Inc.                              2,000           52,000
Ticketmaster Group Inc.                            55,000           55,000
Tootsie Roll Industries, Inc.                       5,000           35,660
TRINOVA Corporation                                21,500           21,500
Wynn's International, Inc.                         10,000           20,000

    Preferred Stock

Fieldcrest Cannon, Inc., Series A,
  6.000%, Conv. Pfd.                                1,000           35,000
    Corporate Bond
Flagstar Corporation, Conv. Jr
  Sub. Deb., 10.000%, 11/01/2014              $ 1,550,000      $ 1,550,000


                                                               Ownership at
                                                               December 31,
                                                 Shares           1996
                                              -----------      -----------
NET SALES

    Common Stocks

American Brands, Inc.                              32,000          205,000
American Express Company                          205,000          345,000
American Re Corp.                                  20,000             --
AMR Corporation                                     2,000           80,000
APS Holding Corporation, Class A                    4,000           30,000
AptarGroup, Inc.                                    1,900           29,000
Archer-Daniels-Midland Co.                        100,000           65,000
Ascent Entertainment Group Inc.                    10,000           15,000
Atlantic Richfield Company                          4,000           36,000
AT&T Corp.                                          5,000           80,000
Barrick Gold Corporation                           15,000             --
Bay Meadows Operating Company                      29,000             --
BBN Corporation                                    12,000           88,000
BCE Inc.                                           10,000          250,000
British Petroleum Company plc,
  ADR                                               5,500           47,000
British Telecommunications plc,
  Sponsored ADR                                     6,000            1,000
Burlington Resources Inc.                          30,000           80,000
Campbell Soup Company (h)                          30,000             --
Cincinnati Bell Inc.                               32,000            1,000
Deere & Company                                    15,000          355,000
Dole Food Company, Inc.                            30,000             --
Donaldson Company, Inc.                            30,000          195,000
Eastman Kodak Company                               5,000           25,000
E.I. du Pont de Nemours and
  Company                                           2,000           37,000
Electronic Data Systems Corp.                      17,500           62,500
El Paso Natural Gas Company (c)                     7,440             --
Financial Security Assurance
  Holdings Ltd.                                    13,432             --
First Brands Corporation                            3,000           57,000
General Motors Corporation                         15,000          270,000
General Motors Corporation,
  Class H                                           2,000           27,000
Gillette Company                                   23,000            1,000
Grupo Televisa S.A., GDR                            8,000          322,000
GTE Corporation                                    85,000          340,000
Handy & Harman (i)                                102,340          122,660
Harley Davidson, Inc.                               3,000           27,000
H&R Block Inc.                                     20,000           60,000
IDEX Corporation                                   52,000          278,000
Independent Newspapers plc
  ORD                                               1,999           98,000
International Business Machines
  Corporation                                      60,000           60,000
Johnson Controls, Inc.                             26,000           74,000
Johnson & Johnson                                  35,000          100,000
Kaneb Services, Inc.                              120,000             --
Lehman Brothers Holdings Inc.                      15,000          115,000
Loral Space & Communications
  Ltd                                              10,000          110,000
LucasVarity plc                                    81,000          119,000
Manitowoc Company, Inc.                            24,000           31,000
Mark IV Industries, Inc.                            8,500          170,000
Media General, Inc., Class A                       19,200          450,800

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (Continued)
                         Quarter Ended December 31, 1996
                                   (Unaudited)

                                                               Ownership at
                                                               December 31,
                                                 Shares           1996
                                              -----------      -----------
NET SALES (Continued)

    Common Stocks (Continued)

Minnesota Mining and
  Manufacturing Company                             5,000           80,000
Modine Manufacturing Company                       10,000          310,000
Motorola, Inc.                                      2,000           10,000
National Service Industries, Inc.                   5,000          100,000
Neiman Marcus Group, Inc.                          62,500          357,500
New York Times Company,
  Class A                                          50,002          110,000
NEXTEL Communications, Inc.,
  Class A                                          19,000           11,000
NYNEX Corporation                                  45,000             --
Pfizer Inc.                                         5,000           15,000
Philips Electronics N.V.,
  New York                                         15,000           15,000
Pittway Corporation, Class A                      184,500          277,500
Quaker State Corporation                            2,000           10,000
Ralston Purina Group                               13,000          157,000
Reader's Digest Association, Inc.,
  Class B                                           6,000           40,000
Rohr Inc.                                           2,000           12,000
Sandoz Ltd., Sponsored ADR (e)                     54,000             --
SBC Communications Inc.                           115,000           55,000
Securicor Group plc ORD                             5,491          285,000
Sprint Corporation                                 85,000          320,000

                                                Shares/        Ownership at
                                               Principal       December 31,
                                                 Amount           1996
                                              -----------      -----------
STET-Societa Finanziaria
  Telefonica SpA, Sponsored
  ADR                                              46,000          200,000
St. Joe Corp.                                       6,000           89,000
Tambrands Inc.                                     10,000           40,000
Tele-Communications, Inc.,
  Class A                                           2,125          470,000
Telecom Italia Mobile SpA                       2,100,000        1,400,000
Telecom Italia SpA ORD                          1,700,000          800,000
Telecomunicacoes Brasileiras SA
  (Telebras), Sponsored ADR                        44,073          200,000
Telefonica de Espana, Sponsored
  ADR                                               1,000           54,000
Tenneco Inc.                                       10,000           80,000
360(degree)Communications Company                  30,000          120,000
Todd-AO Corporation, Class A                        2,179           65,000
TransPro Inc.                                       1,250          110,000
Trinity Industries, Inc.                            5,000           95,000
United Television, Inc.                           140,000          200,000
Unitrin, Inc.                                       5,000           40,000
US WEST Media Group                                 8,000           77,000
Walt Disney Company                                 8,452           65,000

    Corporate Bond

Nortek, Inc., Sr. Sub. Note, 9.875%
  due 03/01/2004                              $ 2,500,000             --

----------
(a)  2 for 1 stock split.
(b)  3 for 2 stock split.
(c) Spinoff - 0.0931 shares of El Paso Natural Gas Company for each share of Tenneco Inc. 0.20 shares of Newport News Shipbuilding Inc. for each share of Tenneco Inc.
(d) Spinoff - 0.324084 shares of Lucent Technologies Inc. for each share of AT&T Corp.
(e) Merger - 1 share of Novartis AG, ADR for each share of Sandoz Ltd., Sponsored ADR.
(f)  Stock dividend.
(g) Spinoff - 1 share of TCI Satellite Entertainment Inc., Class A for every 10 shares of Tele-Communications, Inc., Class A.
(h)  Tendered all shares at $80.00.
(i)  Tendered partial shares at $18.75.

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1996

 Chris-Craft Industries, Inc.       General Motors Corporation
 American Express Company           Viacom Inc.
 Pittway Corporation                Telecomunicacoes Brasileiras SA (Telebras)
 Time Warner Inc.                   GTE Corporation
 United Television, Inc.            Deere & Company
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----
COMMON STOCKS -- 79.1%
              Equipment And Supplies -- 9.4%
    220,000   AMETEK, Inc. ......................   $  3,241,129   $  4,895,000
    180,000   Ampco-Pittsburgh
                Corporation .....................      2,386,035      2,160,000
     29,000   AptarGroup, Inc. ..................        422,892      1,022,250
      7,000   Caterpillar Inc. ..................        191,305        526,750
     66,000   CLARCOR Inc. ......................      1,202,150      1,460,250
     20,000   Cooper Industries, Inc. ...........        774,737        842,500
     80,000   CTS Corporation ...................      2,105,071      3,420,000
    355,000   Deere & Company ...................      3,412,671     14,421,875
    195,000   Donaldson Company, Inc. ...........      2,262,692      6,532,500
     19,125   Duriron Company, Inc. .............        109,331        518,766
     20,000   EG&G Inc. .........................        354,638        402,500
     10,000   Franklin Electric Company .........        322,425        467,500
    100,000   Gerber Scientific, Inc. ...........      1,022,407      1,487,500
    130,000   Goulds Pumps, Incorporated ........      2,892,460      2,981,875
    278,000   IDEX Corporation ..................      2,702,854     11,085,250
     35,000   Keystone International, Inc. ......        717,913        704,375
     50,000   Lufkin Industries, Inc. ...........        908,349      1,250,000
     31,000   Manitowoc Company, Inc. ...........        418,753      1,255,500
    170,000   Mark IV Industries, Inc. ..........      1,797,298      3,846,250
    500,000   Navistar International
                Corporation+ ....................      8,191,553      4,562,500
     10,000   PACCAR Inc. .......................        450,000        680,000
     89,000   Pittway Corporation ...............      2,086,717      4,639,125
    277,500   Pittway Corporation,
                Class A .........................      2,742,808     14,846,250
     62,000   Sequa Corporation, Class A+ .......      2,382,265      2,433,500
     50,000   Sequa Corporation, Class B+ .......      2,346,035      2,500,000
     84,000   SPS Technologies, Inc.+ ...........      2,830,863      5,397,000
     21,500   TRINOVA Corporation ...............        628,063        782,063
     20,000   Watts Industries, Inc.,
                Class A                                  415,830        477,500
                                                     -----------    -----------
                                                      49,319,244     95,598,579
                                                     -----------    -----------
              Telecommunications -- 8.8%
     40,000   Aliant Communications Inc. ........        593,225        680,000
     80,000   AT&T Corp. ........................      2,663,612      3,480,000
    100,000   BC TELECOM Inc. ...................      1,788,094      2,164,944
    250,000   BCE Inc. ..........................      9,161,230     11,937,500
         11   BHI Corporation ...................            176            219
      1,000   British Telecommunications
                plc, Sponsored ADR ..............         64,346         68,625
     70,000   Cable & Wireless plc,
                Sponsored ADR ...................      1,723,750      1,453,923
      1,000   Cincinnati Bell Inc. ..............         16,050         61,375
     10,000   Compania de
                Telecomunicaciones
                de Chile SA,
                Sponsored ADR+ ..................        719,250      1,011,250
    130,500   C-TEC Corporation+ ................      2,643,433      3,164,625
     30,000   C-TEC Corporation,
                Class B+ ........................        463,817        712,500
    340,000   GTE Corporation ...................      6,626,834     15,470,000
     40,000   Hong Kong
                Telecommunications
                Ltd., Sponsored ADR .............        693,550        650,000
  1,020,000   Jamaica Telephone Ltd. ............
                ORD .............................        101,641        110,160
     10,000   Maritime Telegraph and
                Telephone Company,
                Limited .........................        162,919        177,430
     10,000   Motorola, Inc. ....................        188,125        613,750
     55,000   SBC Communications Inc. ...........        968,645      2,846,250
     10,000   Singapore Telecommunications
                Limited ORD .....................         23,114         23,583
    320,000   Sprint Corporation ................      3,562,520     12,760,000
    200,000   STET-Societa Finanziaria
                Telefonica SpA,
                Sponsored ADR ...................      4,102,845      8,875,000
      5,000   Telecom Argentina Stet-France
                Telecom S.A.,
                Sponsored ADR ...................        227,333        201,875
    800,000   Telecom Italia SpA ORD ............        946,214      2,077,785
    200,000   Telecomunicacoes
                Brasileiras SA (Telebras),
                Sponsored ADR ...................      3,505,504     15,300,000
      5,927   Telecomunicacoes
                Brasileiras SA (Telebras),
                Sponsored ADR, 144A (c) .........        333,613        453,415
     91,314   Telecomunicacoes
                de Sao Paulo SA (Telesp)+ .......         14,675         19,738
     10,000   Telefonica de Argentina S.A.,
                ADR, Class B ....................        274,045        258,750
     54,000   Telefonica de Espana,
                Sponsored ADR ...................      1,844,599      3,739,500
     20,000   Telefonos De Mexico SA,
                Class L, ADR ....................        733,042        660,000
                                                    ------------   ------------
                                                      43,876,374     89,242,024
                                                    ------------   ------------
              Broadcasting -- 7.3%
     21,000   Ackerley Communications,
                Inc .............................        212,550        246,750
     55,000   BHC Communications, Inc.,
                Class A+ ........................      3,000,947      5,575,625
    325,802   Chris-Craft Industries, Inc. ......      4,690,339     13,642,959
    526,791   Chris-Craft Industries, Inc.,
                Class B (a) .....................      8,836,324     22,059,373
     20,500   Gray Communications
                Systems, Inc. ...................        377,899        386,938
    322,000   Grupo Televisa S.A., GDR+ .........      6,952,008      8,251,250
     55,000   Liberty Corporation ...............      1,613,322      2,158,750
      7,000   LIN Television Corporation+ .......        148,927        295,750
     30,000   New World Communications
                Group Incorporated,
                Class A+ ........................        656,340        757,500
    100,000   Paxson Communications
                Corporation, Class A+ ...........      1,082,125        787,500
    100,000   Television Broadcasting
                Ltd. ORD ........................        396,239        399,509
    200,000   United Television, Inc. ...........      5,382,153     17,225,000
    100,000   Westinghouse Electric Corp. .......      1,699,337      1,987,500
                                                    ------------   ------------
                                                      35,048,510     73,774,404
                                                    ------------   ------------
              Financial Services -- 5.5%
    345,000   American Express Company ..........      6,048,167     19,492,500
     24,000   Banco Santander SA, ADR ...........      1,024,016      1,524,000


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1996

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----
COMMON STOCKS (Continued)
              Financial Services (Continued)
        260   Berkshire Hathaway Inc.,
                Class A+ ........................   $    824,299   $  8,866,000
    300,000   Berliner Bank
                Aktiengesellschaft ..............      6,004,015      5,458,621
     36,000   Commerzbank AG,
                Sponsored ADR ...................        715,317        909,000
    150,000   Deutsche Bank AG,
                Sponsored ADR ...................      6,224,445      6,825,000
     25,000   Hibernia Corporation ..............        198,750        331,250
     60,000   H&R Block Inc. ....................      1,737,915      1,740,000
    115,000   Lehman Brothers
                Holdings Inc. ...................      2,612,593      3,608,125
     36,300   Midland Company ...................      1,133,208      1,397,550
     12,000   Morgan (J.P.) & Co. ...............
                Incorporated ....................        752,350      1,171,500
     60,000   Riggs National Corporation ........        552,538      1,035,000
     20,000   SunTrust Banks, Inc. ..............        419,333        985,000
     40,000   Unitrin, Inc. .....................      1,349,673      2,230,000
                                                    ------------   ------------
                                                      29,596,619     55,573,546
                                                    ------------   ------------
              Entertainment -- 4.4%
     15,000   Ascent Entertainment Group
                Inc.+ ...........................        225,000        241,875
     40,000   CANAL+, Sponsored ADR .............      1,355,000      1,766,474
    120,000   EMI Group plc, Sponsored
                ADR .............................      1,363,258      2,848,800
    185,000   Gaylord Entertainment
                Company, Class A ................      4,384,515      4,231,875
     50,000   GC Companies, Inc.+ ...............        952,487      1,731,250
    125,000   Havas, Sponsored ADR ..............      2,399,506      2,140,625
     12,000   PolyGram NV .......................        315,663        597,000
    300,000   Time Warner Inc. ..................      8,272,826     11,250,000
     65,000   Todd-AO Corporation,
                Class A .........................        177,273        666,250
    310,000   Viacom Inc., Class A+ .............      4,260,108     10,695,000
    110,000   Viacom Inc., Class B+ .............      2,753,953      3,836,250
     65,000   Walt Disney Company ...............      2,728,666      4,525,625
                                                    ------------   ------------
                                                      29,188,255     44,531,024
                                                    ------------   ------------
              Wireless Communications -- 4.1%
    250,000   AirTouch Communications
                Inc.+ ...........................      5,741,806      6,312,500
     67,500   Associated Group, Inc.,
                Class A+ ........................        354,616      2,075,625
     67,500   Associated Group, Inc.,
                Class B+ ........................        354,616      2,008,125
     15,000   BCE Mobile Communications
                Inc.+ ...........................        435,205        444,671
     83,000   Centennial Cellular Corp.,
                Class A+ ........................      1,027,570      1,006,375
    175,000   Century Telephone
                Enterprises, Inc. ...............        947,557      5,403,125
    110,000   COMSAT Corporation,
                Series 1 ........................      2,150,688      2,708,750
    110,000   Loral Space &
                Communications Ltd.+ ............      1,360,188      2,021,250
     11,000   NEXTEL Communications,
                Inc., Class A+ ..................        175,378        143,688
    285,000   Securicor Group plc ORD ...........        644,534      1,364,134
     47,000   TCI Satellite Entertainment
                Inc., Class A+ ..................        625,036        464,125
  1,400,000   Telecom Italia Mobile SpA .........      1,294,732      3,539,222
    322,000   Telephone and Data Systems,
                Inc .............................      3,135,658     11,672,500
    120,000   360(degree) Communications
                Company .........................        946,701      2,775,000
                                                    ------------   ------------
                                                      19,194,285     41,939,090
                                                    ------------   ------------
              Consumer Products -- 4.1%
    205,000   American Brands, Inc. .............      7,666,703     10,173,125
    500,000   Carter-Wallace, Inc. ..............      7,175,843      7,812,500
     75,000   Church & Dwight Co., Inc. .........      1,605,940      1,715,625
     30,000   Culbro Corporation+ ...............        926,938      1,946,250
     10,000   Duracell International Inc.+ ......        271,927        698,750
     25,000   Eastman Kodak Company .............      1,482,489      2,006,250
     57,000   First Brands Corporation ..........        735,613      1,617,375
      1,000   Gillette Company ..................         28,025         77,750
     27,000   Harley Davidson, Inc. .............        270,075      1,269,000
     10,000   National Presto
                Industries, Inc. ................        365,078        373,750
    157,000   Ralston Purina Group ..............      5,830,066     11,519,875
     50,000   Scotts Company, Class A+ ..........        833,295        993,750
     40,000   Tambrands Inc. ....................      1,584,890      1,635,000
                                                    ------------   ------------
                                                      28,776,882     41,839,000
                                                    ------------   ------------
              Food And Beverage -- 4.0%
     18,000   Brau und Brunnen+ .................      2,570,926      1,223,511
    200,000   Fomento Economico
                Mexicano SA, ADR ................        607,500        676,000
     34,000   General Mills, Inc. ...............        729,062      2,154,750
     20,000   Guinness plc, Sponsored
                ADR .............................        729,363        724,400
     45,000   Kellogg Company ...................      2,393,384      2,953,125
     11,000   LVHM Moet Hennessy
                Louis Vuitton,
                Sponsored ADR ...................        416,625        616,000
    400,000   PepsiCo, Inc. .....................     10,265,756     11,700,000
    185,000   Quaker Oats Company ...............      5,877,565      7,053,125
     40,000   Ralcorp Holdings, Inc.+ ...........      1,737,776        845,000
    100,000   Seagram Company Ltd. ..............      2,713,688      3,875,000
     35,660   Tootsie Roll Industries, Inc. .....      1,207,302      1,413,028
    100,000   Whitman Corporation ...............      1,082,376      2,287,500
    100,000   Wrigley (Wm.) Jr. Company .........      4,409,114      5,625,000
                                                    ------------   ------------
                                                      34,740,437     41,146,439
                                                    ------------   ------------
              Automotive: Parts And Accessories -- 3.6%
     30,000   APS Holding Corporation,
                Class A+ ........................        465,000        465,000
     85,000   Echlin Inc. .......................      2,034,174      2,688,125
    115,000   GenCorp Inc. ......................      1,466,312      2,084,375
    110,000   Genuine Parts Company .............      4,078,485      4,908,750
    122,660   Handy & Harman ....................      1,851,765      2,146,550
     74,000   Johnson Controls, Inc. ............      2,106,277      6,132,750
    119,000   LucasVarity plc ...................      1,970,449      4,522,000
    310,000   Modine Manufacturing
                Company .........................      3,235,639      8,292,500
     10,000   Quaker State Corporation ..........        142,637        141,250


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1996

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----
COMMON STOCKS (Continued)
              Automotive: Parts And Accessories (Continued)
     20,000   Republic Automotive
                Parts, Inc.+ ....................   $    149,858   $    337,500
     40,000   SPX Corporation ...................        866,937      1,550,000
    120,000   Standard Motor Products,
                Inc .............................        818,500      1,665,000
    110,000   TransPro Inc. .....................        988,933      1,003,750
     20,000   Wynn's International, Inc. ........        383,017        632,500
                                                    ------------   ------------
                                                      20,557,983     36,570,050
                                                    ------------   ------------
              Cable -- 3.4%
    179,500   Cablevision Systems
                Corporation, Class A+ ...........      8,051,855      5,497,188
     65,000   Comcast Corporation,
                Class A .........................      1,009,207      1,145,625
     68,125   Comcast Corporation,
                Class A Special .................        655,333      1,213,477
     30,000   General Instrument
                Corporation+ ....................        798,063        648,750
    500,000   International Family
                Entertainment, Inc.,
                Class B+ ........................      7,098,298      7,750,000
     50,000   Shaw Communications Inc.,
                Class B, Conv ...................        444,218        277,464
    470,000   Tele-Communications, Inc.,
                Class A .........................      6,490,741      6,139,375
    360,000   Tele-Communications, Inc./
                Liberty Media Group,
                Class A+ ........................      8,390,371     10,282,500
     50,000   Tele-Communications
                International, Inc.,
                Class A+ ........................        988,876        662,500
     77,000   US WEST Media Group+ ..............      1,428,452      1,424,500
                                                    ------------   ------------
                                                      35,355,414     35,041,379
                                                    ------------   ------------
              Diversified Industrial -- 3.3%
    105,000   Crane Co. .........................      1,801,447      3,045,000
     45,000   GATX Corporation ..................        903,684      2,182,500
     20,000   Honeywell, Inc. ...................        926,000      1,315,000
    160,000   ITT Industries Inc. ...............      2,673,239      3,920,000
    400,000   Lamson & Sessions Co.+ ............      2,511,294      2,900,000
     60,000   Lawter International, Inc. ........        632,883        757,500
     80,000   Minnesota Mining and
                Manufacturing Company ...........      4,342,477      6,630,000
    100,000   National Service
                Industries, Inc. ................      2,203,498      3,737,500
     26,715   Park-Ohio Industries, Inc.+ .......        310,560        343,956
     80,000   Tenneco Inc.+ .....................      3,175,315      3,610,000
     52,000   Thomas Industries Inc. ............        790,732      1,085,500
     95,000   Trinity Industries, Inc. ..........      1,716,164      3,562,500
    100,000   Tyler Corporation+ ................        354,618        187,500
                                                    ------------   ------------
                                                      22,341,911     33,276,956
                                                    ------------   ------------
              Publishing -- 2.8%
    225,000   Golden Books Family
                Entertainment, Inc.+ ............      3,535,472      2,503,125
     98,000   Independent Newspapers
                plc ORD .........................        315,053        499,279
     24,000   McGraw-Hill Companies,
                Inc .............................        707,700      1,107,000
    450,800   Media General, Inc., Class A ......      8,474,383     13,636,700
     80,000   Meredith Corporation ..............      2,469,007      4,220,000
    110,000   New York Times Company,
                Class A .........................      1,511,500      4,180,000
      5,000   News Corporation Limited,
                ADS .............................         54,120        104,375
    299,000   Oriental Press Group ORD ..........        161,077        134,336
     40,000   Reader's Digest Association,
                Inc., Class B ...................      1,560,180      1,450,000
    200,000   South China Morning Post
                Holdings ORD ....................        117,763        165,492
                                                    ------------   ------------
                                                      18,906,255     28,000,307
                                                    ------------   ------------
              Hotels/Gaming -- 2.7%
     30,000   Aztar Corporation+ ................        211,500        210,000
     10,000   GTECH Holdings
                Corporation+ ....................        170,269        320,000
    400,000   Hilton Hotels Corporation .........      5,464,111     10,450,000
    250,000   ITT Corporation, New+ .............      9,951,360     10,843,750
  1,000,000   Ladbroke Group plc ................      3,108,141      3,955,872
    100,000   Mirage Resorts,
                Incorporated+ ...................        532,231      2,162,500
                                                    ------------   ------------
                                                      19,437,612     27,942,122
                                                    ------------   ------------
              Aviation: Parts And Services -- 2.1%
     70,000   Boeing Co. ........................      5,317,303      7,446,250
    400,000   Coltec Industries Inc.+ ...........      5,417,284      7,550,000
     50,000   Curtiss-Wright Corporation ........      2,491,103      2,518,750
     27,000   General Motors Corporation,
                Class H .........................      1,612,150      1,518,750
    145,000   Hi-Shear Industries Inc. ..........      1,737,757        380,625
      2,500   Moog, Inc., Class A+ ..............         43,250         58,438
     31,500   Precision Castparts Corp. .........      1,241,900      1,563,188
     12,000   Rohr Inc.+ ........................        201,071        271,500
                                                    ------------   ------------
                                                      18,061,818     21,307,501
                                                    ------------   ------------
              Energy -- 1.9%
     34,000   Apache Corporation ................        844,013      1,202,750
     36,000   Atlantic Richfield Company ........      3,865,378      4,774,500
     47,000   British Petroleum Company
                plc, ADR ........................      2,175,906      6,644,625
     80,000   Burlington Resources Inc. .........      3,598,393      4,030,000
     10,000   Chevron Corporation ...............        427,525        650,000
     25,000   Halliburton Company ...............      1,064,376      1,506,250
     50,000   Santa Fe Energy Resources,
                Inc.+ ...........................        478,875        693,750
                                                    ------------   ------------
                                                      12,454,466     19,501,875
                                                    ------------   ------------
              Business Services -- 1.9%
    100,000   Automatic Data Processing,
                Inc.+ ...........................      2,305,000      2,287,500
     88,000   BBN Corporation+ ..................      2,667,994      1,980,000
     62,500   Electronic Data Systems
                Corp ............................      2,219,776      2,703,125
     60,000   International Business
                Machines Corporation ............      2,852,283      9,060,000
    125,000   Landauer, Inc. ....................        809,065      3,062,500
                                                    ------------   ------------
                                                      10,854,118     19,093,125
                                                    ------------   ------------


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1996

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----
COMMON STOCKS (Continued)
              Automotive -- 1.5%
    270,000   General Motors Corporation ........   $  8,417,910   $ 15,052,500
                                                    ------------   ------------
              Paper And Forest Products -- 1.3%
    240,000   Greif Bros. Corporation,
                Class A .........................      4,285,781      6,840,000
      3,400   Greif Bros. Corporation,
                Class B(a) ......................         69,824         96,900
     89,000   St. Joe Corp. .....................      2,951,141      5,785,000
                                                    ------------   ------------
                                                       7,306,746     12,721,900
                                                    ------------   ------------
              Health Care -- 1.2%
     18,000   Amgen Inc.+ .......................        324,394        978,750
     13,000   Biogen, Inc.+ .....................        181,025        503,750
    100,000   Johnson & Johnson .................      2,217,141      4,975,000
     24,000   Mallinckrodt, Inc. ................        710,919      1,059,000
     54,000   Novartis AG, ADR+ .................        973,438      3,071,250
     15,000   Pfizer Inc. .......................        486,812      1,243,125
                                                    ------------   ------------
                                                       4,893,729     11,830,875
                                                    ------------   ------------
              Retail -- 1.1%
     25,000   Crown Books Corporation+ ..........        284,112        293,750
     67,500   Earl Scheib, Inc.+ ................        651,094        472,500
      1,000   Fred Meyer Inc.+ ..................         25,050         35,500
     90,980   General Host Corporation ..........        528,313        238,823
     59,400   Lillian Vernon Corporation ........        733,893        727,650
    357,500   Neiman Marcus Group, Inc.+ ........      5,209,986      9,116,250
     30,000   THORN plc, ADR+ ...................        388,930        513,750
                                                    ------------   ------------
                                                       7,821,378     11,398,223
                                                    ------------   ------------
              Consumer Services -- 1.1%
     25,000   CUC International Inc. ............        111,391        593,750
     10,000   Department 56, Inc.+ ..............        227,179        247,500
     24,000   HSN, Inc.+ ........................        574,643        570,000
    450,000   Rollins, Inc. .....................      4,546,119      9,000,000
     55,000   Ticketmaster Group Inc.+ ..........        778,750        666,875
                                                    ------------   ------------
                                                       6,238,082     11,078,125
                                                    ------------   ------------
              Transportation -- 0.7%
     80,000   AMR Corporation+ ..................      5,280,952      7,050,000
                                                    ------------   ------------
              Specialty Chemical -- 0.7%
     37,000   E.I. du Pont de Nemours
                and Company .....................      2,423,500      3,491,875
    115,000   Ferro Corporation .................      2,375,187      3,263,125
                                                    ------------   ------------
                                                       4,798,687      6,755,000
                                                    ------------   ------------
              Retail Food And Drug -- 0.4%
     50,000   Albertson's, Inc. .................      1,733,750      1,781,250
     80,000   Giant Food Inc., Class A ..........      2,717,913      2,760,000
                                                    ------------   ------------
                                                       4,451,663      4,541,250
                                                    ------------   ------------
              Communications Equipment -- 0.4%
    100,000   Allen Group Inc.+ .................      1,166,791       ,225,000
     25,000   Lucent Technologies Inc. ..........      1,019,063      1,156,250
     20,000   Scientific-Atlanta, Inc. ..........        319,775        300,000
                                                    ------------   ------------
                                                       2,505,629      3,681,250
                                                    ------------   ------------
              Country/Closed-End Funds -- 0.3%
     60,263   Central European Equity
                Fund Inc. .......................        757,375      1,190,194
     70,000   Emerging Germany
              Fund Inc.+ ........................        512,662        568,750
     25,000   France Growth Fund, Inc. ..........        246,844        259,375
     34,250   Italy Fund, Inc. ..................        300,170        299,688
     72,229   New Germany Fund ..................        796,048        966,063
     45,942   Royce Value Trust, Inc. ...........        519,501        580,018
                                                    ------------   ------------
                                                       3,132,600      3,864,088
                                                    ------------   ------------
              Electronics -- 0.3%
      2,000   Hitachi, Ltd., ADR ................        171,183        185,000
      8,500   Imation Corporation+ ..............        184,970        239,063
      1,500   Matsushita Electric Industrial
                Co. Ltd., ADR ...................        178,325        244,875
      1,500   NEC Corp., ADR ....................         43,625         91,125
     15,000   Philips Electronics N.V.,
                New York ........................        209,898        600,000
     20,000   Sony Corporation, ADR .............      1,057,068      1,312,500
                                                    ------------   ------------
                                                       1,845,069      2,672,563
                                                    ------------   ------------
              Housing Related -- 0.3%
    130,000   Nortek, Inc.+ .....................        808,129      2,600,000
      5,000   Nortek, Inc., Special
                Common+ (a) .....................         72,155         70,000
                                                    ------------   ------------
                                                         880,284      2,670,000
                                                    ------------   ------------
              Metals And Mining -- 0.2%
     20,000   Newmont Gold Company ..............        800,047        875,000
    120,000   Pegasus Gold Inc.+ ................      1,635,858        907,500
     10,000   Placer Dome Inc. ..................        175,162        217,500
                                                    ------------   ------------
                                                       2,611,067      2,000,000
                                                    ------------   ------------
              Real Estate -- 0.2%
     74,500   Catellus Development
                Corporation+ ....................        631,394        847,437
     11,000   Florida East Coast
                Industries, Inc. ................        523,108        961,125
                                                    ------------   ------------
                                                       1,154,502      1,808,562
                                                    ------------   ------------
              Agriculture -- 0.1%
     65,000   Archer-Daniels-Midland Co. ........      1,130,119      1,430,000
                                                    ------------   ------------
              Building And Construction -- 0.0%
     15,000   Martin Marietta Materials,
                Inc .............................        322,688        348,750
                                                    ------------   ------------
              Shipbuilding -- 0.0%
     16,000   Newport News Shipbuilding
                Inc.+ ...........................        227,747        240,000
                                                    ------------   ------------

TOTAL COMMON STOCKS .............................    490,729,035    803,520,507
                                                    ------------   ------------

PREFERRED STOCKS -- 0.3%
              Consumer Products -- 0.1%
     35,000   Fieldcrest Cannon, Inc.,
                Series A, 6.000%,
                Conv. Pfd., 144A (c) ............      1,916,750      1,373,750
                                                    ------------   ------------
              Telecommunications -- 0.1%
     15,000   Sprint Corporation, 8.250%,
                Conv. Pfd. ......................        478,125        538,125
  2,130,723   Telecommunicacoes de Sao
                Paulo SA (Telesp), Pfd.,
                Registered ......................        261,252        461,372
                                                    ------------   ------------
                                                         739,377        999,497
                                                    ------------   ------------


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1996

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----
PREFERRED STOCKS (Continued)
              Cable -- 0.1%
      8,000   Tele-Communications, Inc.,
                Class B, 6.000%,
                Ex. Jr. Pfd. ....................   $    408,017   $    532,000
                                                    ------------   ------------
              Diversified Industrial -- 0.0%
      3,500   GATX Corporation, 3.875%,
                Conv. Pfd. ......................        185,600        204,313
                                                    ------------   ------------

TOTAL PREFERRED STOCKS ..........................      3,249,744      3,109,560
                                                    ------------   ------------

COMMON STOCK WARRANTS -- 0.0%
     29,900   Oriental Press Group,
                Warrants, expires
                10/02/1998+ .....................              0          2,126
                                                    ------------   ------------

  Principal                                                             Market
    Amount                                                Cost          Value
    ------                                                ----          -----
CORPORATE BONDS -- 1.2%
              Entertainment -- 1.0%
FRF 125,000   Havas, Conv. Bonds, Payment-
                in-kind, 3.000% due
                12/31/1997 ......................         26,357         31,107
$ 2,400,000   Time Warner Inc., Deb.,
                8.110% due 08/15/2006 ...........      2,407,265      2,469,000
  2,400,000   Time Warner Inc., Deb.,
                8.180% due 08/15/2007 ...........      2,398,284      2,478,000
  2,000,000   Time Warner Inc., Floating
                Rate Note, 7.975%
                due 08/15/2000 ..................      2,018,671      2,007,500
  1,200,000   Time Warner Inc., Note,
                7.975% due 08/15/2004 ...........      1,194,652      1,227,000
  1,575,000   Viacom Inc., Sub. Deb.,
                8.000% due 07/07/2006 ...........      1,017,844      1,535,625
                                                    ------------   ------------
                                                       9,063,073      9,748,232
                                                    ------------   ------------
              Publishing -- 0.1%
    200,000   News American Holdings
                Incorporated, Gtd.
                Ex. Sub. Note, Zero
                Coupon due 03/31/2002 ...........        134,639        178,500
  1,000,000   Thomas Nelson Inc.,
                Conv. Sub. Note,
                5.750% due 11/30/1999 ...........        992,380      1,011,250
                                                    ------------   ------------
                                                       1,127,019      1,189,750
                                                    ------------   ------------

              Automotive: Parts And Accessories -- 0.1%
    500,000   GenCorp Inc.,
                Conv. Sub. Deb.,
                8.000% due 08/01/2002 ...........        490,000        571,250
                                                    ------------   ------------
              Food And Beverage -- 0.0%
  1,550,000   Flagstar Corporation,
                Conv. Jr. Sub. Deb.,
                10.000% due 11/01/2014 ..........        364,247        468,874
                                                    ------------   ------------
              Retail -- 0.0%
     50,000   General Host Corporation,
                Class D, Conv. Sub. Note,
                8.000% due 02/15/2002 ...........         43,275         40,375
                                                    ------------   ------------

TOTAL CORPORATE BONDS ...........................     11,087,614     12,018,481
                                                    ------------   ------------

U.S. TREASURY BILLS -- 16.3%
$166,000,000  4.990% to 5.130%++
              due 01/16/1997-
              03/13/1997(d) .....................    164,979,185    164,979,185
                                                    ------------   ------------

REPURCHASE AGREEMENT -- 1.0%
 10,648,000   Agreement with Morgan
              (J.P.) & Co. Incorporated,
              6.500% dated 12/31/1996,
              to be repurchased at
              $10,651,845 on 01/02/1997,
              collateralized by
              $10,675,000 U. S.
              Treasury Note, 5.875%
              due 08/15/1998
              (value $11,152,075)................     10,648,000     10,648,000
                                                    ------------   ------------



TOTAL INVESTMENTS .........   97.9%                 $680,693,578(b) 994,277,859
                                                    ============

OTHER ASSETS AND
  LIABILITIES (Net)........    2.1                                   21,158,713
                              ----                                 ------------

NET ASSETS ................  100.0%                              $1,015,436,572
                             =====                               ==============

----------
(a)  Security fair valued under procedures established by the Board of
     Directors.
(b) Aggregate cost for Federal tax purposes was $681,350,586. Net unrealized appreciation for Federal tax purposes was $312,927,273 (gross unrealized appreciation was $330,265,813 and gross unrealized depreciation was $17,338,540).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at December 31, 1996 was $1,827,165, representing 0.18% of total net assets.
(d)  $144,108,324 of securities pledged as collateral for futures contracts.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
ADR - American Depositary Receipt, ADS - American Depositary Share, FRF - French
      Franc, GDR - Global Depositary Receipt,
ORD - Ordinary Share

FUTURES CONTRACTS -- SHORT POSITION

Number of                                                          Unrealized
Contracts                                                          Depreciation
---------                                                          ------------
     380      S&P 500 Index Futures,
                March 1997 ......................                $    622,500
                                                                   ============

SCHEDULE OF FORWARD FOREIGN EXCHANGE
CONTRACTS

                                             Contract
                                              Value
                                              Date                    Value
                                              ----                    -----
Forward Foreign Exchange Contracts to Sell

     2,287,023,517   Italian Lira.......     01/07/97              $ (1,507,317)
     1,568,453,465   Italian Lira.......     01/09/97                (1,033,590)
                                                                   ------------

Total Forward Foreign Exchange
 Contracts to Sell
  (Contract amount $2,519,407) ..................                  $ (2,540,907)
                                                                   ------------


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996


ASSETS:
    Investments, at value (Cost $680,693,578)
      See accompanying portfolio:
    Investment securities .................................     $   818,650,674
    U.S. Government obligations ...........................         164,979,185
    Repurchase agreement ..................................          10,648,000
                                                                ---------------
                                                                    994,277,859
    Cash and foreign currency (Cost $221,128) .............             223,494
    Receivable for investment securities sold .............          29,100,991
    Variation margin ......................................           2,774,000
    Dividends receivable ..................................           1,386,550
    Interest receivable ...................................             314,965
                                                                ---------------
        Total Assets ......................................       1,028,077,859
                                                                ---------------

LIABILITIES:
    Dividend payable ......................................           8,069,731
    Payable for investment securities purchased ...........           2,819,992
    Payable for investment advisory fee ...................             865,531
    Accrued Directors' fees ...............................              35,000
    Net unrealized depreciation of forward foreign
      exchange contracts ..................................              21,500
    Accrued expenses and other payables ...................             829,533
                                                                ---------------
        Total Liabilities .................................          12,641,287
                                                                ---------------
NET ASSETS for 103,919,670 shares outstanding .............     $ 1,015,436,572
                                                                ===============

NET ASSETS consist of:
    Common stock at par value .............................     $       103,920
    Additional paid-in capital ............................         702,469,606
    Distributions in excess of net realized gain
      on investments ......................................            (102,735)
    Net unrealized appreciation of investments ............         312,965,781
                                                                ---------------
        Total Net Assets ..................................     $ 1,015,436,572
                                                                ===============

NET ASSET VALUE ($1,015,436,572 / 103,919,670 shares
  outstanding; 200,000,000 shares authorized of
$0.001 par value) .........................................               $9.77
                                                                          =====


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year               Year
                                                                        Ended              Ended
                                                                       12/31/96           12/31/95
                                                                    -------------      -------------
Net investment income .........................................   $    11,083,439    $    11,411,921
Net realized gain on investments during the year ..............        81,151,706         48,989,177
Net change in unrealized appreciation/(depreciation) of
  investments during the year .................................        (6,972,846)       108,119,852
                                                                  ---------------    ---------------
Net increase in net assets resulting from operations ..........        85,262,299        168,520,950
Distributions to shareholders from:
  Net investment income .......................................       (10,886,116)       (11,329,129)
  Net realized gain on investments ............................       (81,110,584)       (48,989,177)
  Distributions in excess of net realized gains ...............           (68,227)        (2,258,315)
  Paid-in capital .............................................       (11,851,508)       (33,224,640)
Net increase in net assets from Equity Trust share transactions              --          136,178,420
                                                                  ---------------    ---------------
Net increase/(decrease) in net assets .........................       (18,654,136)       208,898,109

NET ASSETS:
Beginning of year .............................................     1,034,090,708        825,192,599
                                                                  ---------------    ---------------
End of year ...................................................   $ 1,015,436,572    $ 1,034,090,708
                                                                  ===============    ===============


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996


INVESTMENT INCOME:
    Dividends (net of foreign withholding taxes of $491,588)                       $ 13,496,855
    Interest ...............................................                          9,854,423
                                                                                   ------------
      Total Investment Income ..............................                         23,351,278
                                                                                   ------------

EXPENSES:
    Investment advisory fee ................................      $ 10,364,591
    Shareholder communications expense .....................           631,438
    Shareholder services fees ..............................           476,518
    Custodian fees .........................................           238,029
    Directors' fees ........................................           138,677
    Payroll ................................................           119,020
    Legal and audit fees ...................................            78,781
    Other ..................................................           220,785
                                                                  ------------
          Total Expenses ...................................                         12,267,839
                                                                                   ------------

NET INVESTMENT INCOME ......................................                         11,083,439
                                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
    Net realized gain/(loss) on:
      Securities transactions ..............................                         99,213,282
      Futures transactions .................................                        (18,076,443)
      Forward foreign exchange contracts and
      foreign currency transactions ........................                             14,867
                                                                                   ------------
    Net realized gain on investments during the year .......                         81,151,706
                                                                                   ------------

    Net change in unrealized appreciation/(depreciation) of:
      Securities ...........................................                         (6,095,340)
      Futures transactions .................................                           (889,186)
      Forward foreign exchange contracts ...................                            (21,500)
      Foreign currency and other assets and liabilities ....                             33,180
                                                                                   ------------
    Net change in unrealized depreciation of investments
      during the year ......................................                         (6,972,846)
                                                                                   ------------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS ......................................                         74,178,860
                                                                                   ------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................................                       $ 85,262,299
                                                                                   ============


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

Per share amount for an Equity Trust share outstanding throughout each year ended December 31,


                                         1987           1988           1989           1990           1991           1992
                                      ----------     ----------     ----------     ----------     ----------     ----------
Operating performance:
Net asset value,
  beginning of year ...............   $     9.40     $     9.82     $    11.22     $    13.34     $    10.49     $    10.61
                                      ----------     ----------     ----------     ----------     ----------     ----------
Net investment income .............         0.16           0.14           0.38           0.44           0.27           0.19
Net realized and unrealized
  gain/(loss) on investments ......         0.89           2.32+          3.26+         (2.11)          1.37           1.21
Provision for income taxes ........         --            (0.09)         (0.21)          --             --             --
                                      ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations ..         1.05           2.37           3.43          (1.67)          1.64           1.40
                                      ----------     ----------     ----------     ----------     ----------     ----------

Increase/(decrease) in net asset
  value from Equity Trust
  share transactions ..............         0.01           0.02           --             --            (0.42)         (0.36)
Offering expenses charged to
  capital surplus .................         --             --             --             --            (0.01)         (0.01)
Distributions to shareholders from:
  Net investment income ...........        (0.19)         (0.21)         (0.29)         (0.53)         (0.27)         (0.19)
  Distributions in excess of
    net investment income .........         --             --             --             --             --             --
  Net realized gains ..............        (0.45)         (0.78)         (1.02)         (0.23)         (0.14)         (0.38)
  Distributions in excess of
    net realized gains ............         --             --             --             --             --             --
  Paid-in capital .................         --             --             --            (0.42)         (0.68)         (0.49)
                                      ----------     ----------     ----------     ----------     ----------     ----------
Total distributions ...............        (0.64)         (0.99)         (1.31)         (1.18)         (1.09)         (1.06)
                                      ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ......   $     9.82     $    11.22     $    13.34     $    10.49     $    10.61     $    10.58
                                      ==========     ==========     ==========     ==========     ==========     ==========
Market value, end of year .........   $     7.625     $    9.875     $   14.000     $   10.500     $   10.125     $   10.250
                                      ===========    ===========    ===========    ===========    ===========    ===========
Total Investment Return* ..........        (0.90)%        37.80%         59.00%        (16.70)%        10.90%         15.90%
                                      ==========     ==========     ==========     ==========     ==========     ==========
Net Asset Value Total Return** ....        17.10%         21.50%         33.20%        (12.70)%        16.20%         14.20%
                                      ==========     ==========     ==========     ==========     ==========     ==========
Ratios to average net assets/
  supplemental data:
Net assets, end of year (in 000's)    $  429,490     $  484,792     $  589,990     $  479,863     $  595,151     $  725,263
Net investment income .............         1.50%          1.36%          2.82%          3.84%          2.34%          1.88%
Operating expenses ................         1.24%          1.25%          1.18%          1.18%          1.24%          1.22%
Portfolio turnover rate ...........         96.5%          51.5%          28.1%          15.5%          11.2%          12.5%
Average commission rate
  (per share of security) (c) .....          N/A            N/A            N/A            N/A            N/A            N/A

                                       1993 (a)       1994 (a)         1995 (a)       1996 (a)
                                      ----------     ----------       ----------     ----------
Operating performance:
Net asset value,
  beginning of year ...............   $    10.58     $    11.23       $     9.46     $     9.95
                                      ----------     ----------       ----------     ----------
Net investment income .............         0.14           0.14             0.13           0.11
Net realized and unrealized
  gain/(loss) on investments ......         2.13          (0.08)            1.74           0.71
Provision for income taxes ........         --             --               --             --
                                      ----------     ----------       ----------     ----------
Total from investment operations ..         2.27           0.06             1.87           0.82
                                      ----------     ----------       ----------     ----------

Increase/(decrease) in net asset
  value from Equity Trust
  share transactions ..............        (0.50)          --              (0.37)          --
Offering expenses charged to
  capital surplus .................        (0.01)          --              (0.01)           .--
Distributions to shareholders from:
  Net investment income ...........        (0.11)         (0.14)(b)        (0.13)         (0.11)
  Distributions in excess of
    net investment income .........         --             --               --             --
  Net realized gains ..............        (0.77)         (0.37)           (0.47)         (0.78)
  Distributions in excess of
    net realized gains ............        (0.02)          --              (0.02)         (0.00)(d)
  Paid-in capital .................        (0.21)         (1.32)(b)        (0.38)         (0.11)
                                      ----------     ----------       ----------     ----------
Total distributions ...............        (1.11)         (1.83)           (1.00)         (1.00)
                                      ----------     ----------       ----------     ----------
Net asset value, end of year ......   $    11.23     $     9.46       $     9.95     $     9.77
                                      ==========     ==========       ==========     ==========
Market value, end of year .........   $    12.125    $     9.625      $     9.375    $     9.375
                                      ===========    ===========      ===========    ===========
Total Investment Return* ..........        36.50%         (5.10)%          11.70%         11.00%
                                      ==========     ==========       ==========     ==========
Net Asset Value Total Return** ....        22.40%          0.50%           20.60%          9.00%
                                      ==========     ==========       ==========     ==========
Ratios to average net assets/
  supplemental data:
Net assets, end of year (in 000's)    $  937,773     $  825,193       $1,034,091     $1,015,437
Net investment income .............         1.25%          1.29%            1.26%          1.07%
Operating expenses ................         1.20%          1.19%            1.21%          1.18%
Portfolio turnover rate ...........         24.4%          22.2%            25.1%          18.9%
Average commission rate
  (per share of security) (c) .....          N/A            N/A              N/A     $   0.0335

----------------
* Based on market value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
** Based on net asset value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
+    Before provision for income taxes.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off from net investment income, realized short-term gains, and paid-in capital were $0.064, $0.031 and $0.655, respectively.
(c) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.
(d)  Amount represents less than $0.005 per share.


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies

     The Gabelli Equity Trust Inc. ("Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, Inc. (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

     Security Valuation. Portfolio securities which are traded on a stock exchange or NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price immediately prior to the close of the New York Stock Exchange of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Equity Trust. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market on that security. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

     Repurchase Agreements. The Equity Trust may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Equity Trust's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. The Equity Trust bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Equity Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Equity Trust seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Equity Trust enters into repurchase agreements to evaluate potential risks.

     Futures Contracts. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Equity Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/ depreciation is shown in the financial statements.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

     Forward Foreign Exchange Contracts. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Equity Trust as an unrealized gain or loss. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Foreign Currency. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

     Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

     Dividends and Distributions to Shareholders. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, temporary differences and differing characterization of distributions made by the Equity Trust. Permanent differences incurred during the year ended December 31, 1996 resulting from different book and tax accounting policies for currency gains and losses and capital gain distributions, are reclassified between net investment income and net realized gains at year end. The reclassifications for the year ended December 31, 1996 were a decrease in undistributed net investment income of $197,323 and a decrease in distributions in excess of net realized gain on investments of $197,323. Paid-in capital was reduced by $11,851,508 due to a tax basis return of capital.

     Provision for Income Taxes. The Equity Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   Agreements and Transactions with Affiliates

     The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00 percent of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Equity Trust's portfolio, makes investment decisions for the Equity Trust, places orders to purchase and sell securities of the Equity Trust and oversees the administration of all aspects of the Equity Trust's business and affairs.

     During the year ended December 31, 1996, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $121,980 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

3.   Portfolio Securities

     Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $164,946,894 and $309,246,750, respectively, for the year ended December 31, 1996.

4.   Capital

     Common stock transactions were as follows:

                                                      Year Ended                    Year Ended
                                                       12/31/96                      12/31/95
                                                       --------                      --------
                                                Shares         Amount         Shares         Amount
                                                ------         ------         ------         ------
Shares issued via rights offering* .......           --             --       14,931,430   $118,877,097
Shares issued due to reinvestment
    of dividends and distributions .......           --             --        1,764,509     17,301,323
                                             ------------   ------------   ------------   ------------
Net increase .............................           --             --       16,695,939   $136,178,420
                                             ============   ============   ============   ============

----------------
* On October 19, 1995, the Equity Trust distributed one transferable Right for each of the 89,588,286 shares outstanding to shareholders of record on that date entitling each shareholder to acquire with six Rights one newly issued share of Common Stock at the issue price of $8.00 per share. Stock issuance costs, which totalled approximately $639,288, were charged directly against the proceeds of the offering.

                          THE GABELLI EQUITY TRUST INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (the "Equity Trust") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and for the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Equity Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 14, 1997

                          THE GABELLI EQUITY TRUST INC.
                   FEDERAL INCOME TAX INFORMATION (Unaudited)
                                December 31, 1996

Cash Dividends and Distributions

                                                       Non-taxable
                           Total Amount   Ordinary       Return       Long-Term     Dividend
 Payable       Record         Paid       Investment        of          Capital     Reinvestment
  Date          Date        Per Share      Income        Capital        Gains         Price
--------      --------      ---------     --------      --------      --------      ----------
03/25/96      03/11/96      $   0.25      $ 0.0262      $ 0.0285      $ 0.1953      $ 9.6414
06/24/96      06/17/96          0.25        0.0262        0.0285        0.1953        9.5679
09/23/96      09/16/96          0.25        0.0262        0.0285        0.1953        9.3098
12/27/96      12/19/86          0.25        0.0262        0.0285        0.1953        9.3240
                            --------      --------      --------      --------
                            $   1.00      $ 0.1048      $ 0.1140      $ 0.7812

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1996 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

Non-taxable Return of Capital

     The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. This amount will be reflected on Form 1099-DIV. If the amount of the non-taxable portion exceeds your tax basis, the excess will be taxable as a capital gain.

Corporate Dividends Received Deduction and U.S. Treasury Securities Income

     The Equity Trust paid to shareholders an ordinary income dividend of $0.1048 per share in 1996. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 46.67% for all such dividends paid in 1996. The percentage of the ordinary income dividends paid by the Equity Trust during 1996 derived from U.S. Treasury Securities was 34.97%.

                         Historical Distribution Summary

                                                                                         Taxes Paid
                                Short-          Long-                    Undistributed       on
                                 term           term       Non-taxable     Long-term    Undistributed                   Adjustment
Annual         Investment       Capital        Capital      Return of       Capital        Capital         Total            to
Summary          Income          Gains          Gains        Capital         Gains        Gains (a)     Distributions   Cost Basis
-------        ----------     ----------     ---------      ----------     ---------      ---------      ----------     ----------
1996 .....     $  0.10480           --       $  0.78120     $  0.11400           --             --       $  1.00000     $0.11400 -
1995 (b) .        0.12890           --          0.49310        0.37800           --             --       $  1.00000      0.37800 -
1994 (c) .        0.13536     $  0.06527        0.30300        1.38262           --             --       $  1.88625      1.38262 -
1993 (d) .        0.13050        0.02030        0.72930        0.22990           --             --       $  1.11000      0.22990 -
1992 (e) .        0.20530        0.04050        0.29660        0.51760           --             --       $  1.06000      0.51760 -
1991 (f) .        0.22590        0.03990        0.14420        0.68000           --             --       $  1.09000      0.68000 -
1990 .....        0.50470           --          0.22950        0.44580           --             --       $  1.18000      0.44580 -
1989 .....        0.29100        0.35650        0.66250           --       $   0.6288     $   0.2138     $  1.31000      0.41500 +
 1988 ....        0.14500        0.20900        0.19600           --           0.2513         0.0854     $  0.55000      0.16590 +
 1987 ....        0.25600        0.49100        0.33500           --             --             --       $  1.08200           --

----------
(a) Net Asset Value is reduced by this amount on the last business day of the year.
(b) On October 19, 1995, the Company distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(c) On November 15, 1994, the Company distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(d) On July 14, 1993, the Company distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(e) On September 28, 1992, the Company distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(f) On October 21, 1991, the Company distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
-    Decrease in cost basis.
+    Increase in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

     It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

     Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the

New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

--------------------------------------------------------------------------------
The Annual Meeting of the Equity Trust's stockholders will be held at 9:30 A.M. on Monday, May 12, 1997, at the Cole Auditorium, Greenwich Public Library in Greenwich, Connecticut.
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                                       24

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman & Chief Executive Officer,
  The Lehigh Group, Inc.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary


Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

Boston Safe Deposit and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol:  GAB
Shares Outstanding 103,919,670

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

                ------------------------------------------------
                For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at
                914-921-5118, visit Gabelli Funds' Internet
                homepage at: http://www.gabelli.com
                or e-mail us at: closedend@gabelli.com
                ------------------------------------------------

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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434
                      Phone: 1-800-GABELLI (1-800-422-3554)
              Fax: 1-914-921-5118 Internet: http:/ /www.gabelli.com
                          e-mail: closedend@gabelli.com